GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the General California Municipal Bond Fund, Inc. For its annual reporting period ended September 30, 1996, your portfolio earned a total return, including bond price changes, interest income and capital gain distributions, of 6.85%.* Income dividends exempt from Federal and State of California personal income taxes of approximately $.684 per share were paid to shareholders.** This is equivalent to an annualized tax-free distribution rate per share of 5.04%.***
THE ECONOMY
    Low inflation in the face of ongoing strong growth in new jobs and low unemployment remained the big economic story over the reporting period. On September 24, the Federal Reserve Board's Open Market Committee ("the Fed") again decided against raising interest rates. Despite what appeared to be a sharp split within the Fed, the Central Bank kept the Fed Funds rate at 5.25%. (A news leak reported that eight of the 12 presidents of the regional Federal Reserve Banks were concerned about inflation and leaning toward an increase in rates.)
    The potential resurgence in inflation has been a primary concern of the Fed as the economic expansion continues. Yet inflation has remained subdued. The Consumer Price Index has risen just 2.9% over the past 12 months. Furthermore, indications of inflation at crude, intermediate and finished goods levels, as measured by the Producer Price Index, remained well-behaved. There appear to be few signs of inflation in the production pipeline.
    The past inverse relationship between unemployment and inflation has so far not prevailed during this economic expansion. Most recently, the unemployment rate fell to 5.1%, its lowest level in seven years. Job growth has continued to be robust. Yet despite signs of a tightening labor market, wage gains, considered by many economists to be a harbinger of future inflation, remained modest, as have virtually all measures of inflation.
    Buoyed by such good news, consumers remained confident. The Conference Board's Consumer Confidence Index has risen since the beginning of the year and was near a six-year high by the end of the reporting period. Yet, there were some signs that consumer spending was moderating from its strong pace in the first half of the year. Retail sales remained subdued all summer. Consumer borrowing rose over the reporting period, continuing the three-year trend of steady increases in credit.
    Industrial production has risen consistently since February and businesses showed some signs of inventory accumulation by late summer. Corporate pricing power still seems to be in check. In a survey of member corporations released in mid-September, the National Federation of Independent Business reported that only 20% of its respondents planned to increase prices in coming months.
    Despite all these favorable developments, we are alert for signs of potential economic excess that could result in a resurgence in inflation.
THE MARKET
    The municipal bond market, like its taxable counterparts, has been buffeted by an unprecedented amount of price volatility during the past year. The market continues to be preoccupied with the periodic releases of key economic data, and this has resulted in large and dramatic swings in bond prices and yields. At this juncture it appears that for now the Fed will maintain a hands-off policy towards interest rates. However, there continues to be no clear consensus regarding the future direction of the economy or its strength, or of inflation, as evidenced by a fairly equal division of opinion among economists. The prevailing uncertain state of affairs has taken its toll on the psyche (not to mention the profits) of many market traders as a sharp decline in prices one day is quickly followed the next by a reverse move.
    In view of the municipal bond market's price activity over the past year, we reiterate our stated advice that investors maintain a long-term perspective and not be unduly influenced by short-term price swings. The sharp market sell-off last winter, followed by a strong rally during the summer, followed recently by yet another climb and then a subsequent fall in yields, underscores this point!
    Here in California, the economy continues to strengthen. Employment in the State is now above the prerecession high. This has resulted in a much improved financial picture. While it is generally expected that California's finances will remain stable, local municipalities could suffer should certain restructuring initiatives on the November ballot be ratified by the State's voters.
THE PORTFOLIO
    At the time of our last letter to shareholders (dated April 15, 1996) the fixed income markets were in the throes of a major bear market move. By that time we had started to assume a much more defensive posture in the Fund. In doing so, we considerably reduced the portfolio's duration (duration is a measure of risk), and so protected the net asset value of Fund shares from much of the adverse price movement. This was primarily accomplished by the sale of many of the longest-maturity bonds which bore the lowest coupons and least attractive call features.
    The lengthening of the portfolio's duration during the summer coincided with a market rally. Today, the Fund is structured slightly more aggressively than many of our competitors'. There are two reasons for this: the first is our belief that the major move to higher rates is behind us; the second is the management's decision to attempt to generate a higher amount of income. With the positive slope of the municipal yield curve, the ownership of bonds with longer maturities should help accomplish that goal. We believe that this structure will continue to serve you well.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 15, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Capital gains, if any, are subject to Federal, State and local taxes.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.         SEPTEMBER 30, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GENERAL CALIFORNIA MUNICIPAL BOND
FUND, INC. AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
[Exhibit A:
Dollars
$17,314
Lehman Brothers
Municipal Bond Index*
$16,919
General California
Municipal Bond Fund
*Source: Lehman Brothers]

AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                FIVE YEARS ENDED              FROM INCEPTION (10/10/89)
                              SEPTEMBER 30, 1996            SEPTEMBER 30, 1996            TO SEPTEMBER 30, 1996
                              ___________                   ___________                   ______________
                              6.85%                         7.31%                         7.83%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in General California Municipal Bond Fund, Inc. on 10/10/89 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 9/30/89 is used as the beginning value on 10/10/89. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in California municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which principally limits investments to California municipal obligations, the Index is not state specific. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                   SEPTEMBER 30, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-96.8%                                                                   AMOUNT        VALUE
                                                                                                        _______      _______
CALIFORNIA-93.1%
ABAG Finance Corp., COP (ABAG XXIV) 6.90%, 4/1/2012.........................                    $    3,500,000  $   3,680,600
Alameda County, COP (Various Financing Projects)
    6%, 9/1/2021 (Insured; MBIA, LOC; The Fuji Bank) (a,b)..................                         5,000,000      5,082,400
Allan Hancock Joint Community College District, COP, Refunding
    7.625%, 10/1/2005.......................................................                         1,055,000      1,156,565
Anaheim Public Financing Authority, Tax Allocation Revenue
    6.45%, 12/28/2018 (Insured; MBIA) (b)...................................                         6,000,000      6,400,440
Beaumont Unified School District, COP (Capital Improvement Project)
    7.70%, 1/1/2021.........................................................                         1,100,000      1,162,227
California 5.25%, 10/1/2015.................................................                         5,300,000      5,051,960
California Educational Facilities Authority, Revenue
    (Chapman College) 7.50%, 1/1/2018.......................................                         1,760,000      1,900,448
California Health Facilities Financing Authority, Revenue:
    (HELP Group) 7%, 8/1/2021
      (Insured; California Health Facilities Construction Loan Program).....                         1,800,000      1,922,976
    (Pomona Valley Hospital Medical Center) 7.375%, 1/1/2014................                           750,000        798,412
    (Walden House) 6.85%, 3/1/2022..........................................                         3,225,000      3,419,661
California Housing Finance Agency:
    Home Mortgage Revenue:
      6.37%, 8/1/2027 (c)...................................................                         2,250,000      2,273,040
      7.50%, 8/1/2029.......................................................                         1,480,000      1,544,114
      7.60%, 8/1/2030.......................................................                         1,715,000      1,810,748
      7.70%, 8/1/2030.......................................................                         1,105,000      1,162,582
    Multi-Family Housing Revenue 6.15%, 8/1/2022 (Insured; AMBAC) (c).......                         3,850,000      3,852,810
California Pollution Control Financing Authority, PCR, Refunding
    (San Diego Gas and Electric) 5.90%, 6/1/2014 (Insured; MBIA)............                         5,000,000      5,181,300
California Public Works Board, LR, Refunding
    (Department of Corrections):
      5.20%, 12/1/2009 (Insured; MBIA)......................................                         2,830,000      2,783,984
      5.625%, 11/1/2016 (Insured; MBIA) (c).................................                         4,000,000      3,990,000
California Statewide Communities Development Authority, COP,
    Health Facilities Revenue, Refunding (Barton Memorial Hospital)
    6.50%, 12/1/2009 (LOC; Banque Nationale De Paris) (a)...................                         1,600,000      1,703,888
Chico Public Financing Authority, Revenue
    (Chico Municipal Airport and Central Chico Redevelopment Project)
    7.40%, 4/1/2021 (Prerefunded 4/1/2000) (d)..............................                         2,410,000      2,684,981
Commerce Joint Powers Financing Authority, Revenue, Multiple Project Loans
    8%, 3/1/2022............................................................                         2,445,000      2,607,470

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    SEPTEMBER 30, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT         VALUE
                                                                                                       _______        _______
CALIFORNIA (CONTINUED)
Compton, COP, Refunding (Civic Center Project)
    7.50%, 8/1/2005 (LOC; Mitsui Trust and Banking) (a).....................                    $    2,680,000  $   2,881,884
Contra Costa County, Mortgage Revenue, Refunding (Cedar Pointe)
    6.15%, 9/1/2025.........................................................                         3,000,000      3,033,090
Del Mar Race Track Authority, Revenue, Refunding 6.20%, 8/15/2011...........                         2,000,000      1,994,640
Dry Creek Joint School District, Special Tax
    (Community Facilities District Number 1)
    7.25%, 9/1/2011 (Insured; FSA, Prerefunded 9/1/2000) (d)................                         1,000,000      1,123,210
Duarte, COP (City of Hope Medical Center):
    6%, 4/1/2008............................................................                         3,570,000      3,577,747
    6.25%, 4/1/2023.........................................................                         7,000,000      6,975,710
East Bay Municipal Utility District, Revenue, Refunding:
    Wastewater Treatment System 5%, 6/1/2016 (Insured; FGIC)................                         8,035,000      7,432,455
    Water System:
      5%, 6/1/2014 (Insured; FGIC)..........................................                         5,000,000      4,679,100
      5%, 6/1/2016 (Insured; FGIC)..........................................                         9,785,000      9,051,223
Folsom Public Financing Authority, Local Agency Revenue 7.70%, 10/1/2020....                         1,200,000      1,241,412
Fontana Public Financing Authority, Tax Allocation Revenue, Refunding
    (North Fontana Redevelopment Project) 7.25%, 9/1/2020...................                         2,000,000      1,993,080
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:
    Zero Coupon, 1/1/2017...................................................                         5,000,000      1,368,800
    Zero Coupon, 1/1/2029...................................................                        23,295,000      2,868,779
    6%, 1/1/2034............................................................                         3,000,000      2,914,950
Fresno Unified School District, COP (Project Phase VI) 7.20%, 5/1/2011......                         4,250,000      4,568,622
Hollister Redevelopment Agency, Tax Allocation
    (Hollister Community Development Project) 7.55%, 10/1/2013..............                         1,000,000      1,064,870
Inglewood, HR (Daniel Freeman Hospital) 6.75%, 5/1/2013.....................                         2,000,000      2,099,860
Loma Linda, HR (Loma Linda University Medical Center Project)
    6%, 12/1/2023...........................................................                         5,000,000      4,821,250
Los Angeles County Public Works Financing Authority, LR, Refunding
    4.375%, 9/1/2000........................................................                         9,370,000      9,347,980
Madera County, COP (Valley Childrens Hospital):
    6.25%, 3/15/2007 (Insured; MBIA)........................................                         2,545,000      2,768,044
    6.50%, 3/15/2008 (Insured; MBIA)........................................                         3,165,000      3,500,901
Metropolitan Water District, Southern California Waterworks Revenue
    4.875%, 7/1/2010 (Insured; MBIA)........................................                         6,000,000      5,638,200
Newhall Elementary and Castaic Union School Districts, COP
    (School Improvement Project) 7.70%, 3/1/2011............................                         2,695,000      2,860,177

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        SEPTEMBER 30, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT         VALUE
                                                                                                       _______        _______
CALIFORNIA (CONTINUED)
Northern California Power Agency, Public Power Revenue
    (Hydroelectric Project Number 1):
      7.15%, 7/1/2024.......................................................                    $    5,345,000  $   5,616,098
      Refunding 6.30%, 7/1/2018 (Insured; MBIA).............................                        20,400,000     22,302,912
Orange County:
    COP (Juvenile Justice Center) 7.625%, 6/1/2019 (Prerefunded 6/1/1999) (d)                        2,500,000      2,748,950
    Special Tax (Community Facilities District Number 87-3)
      7.80%, 8/15/2015 (Prerefunded 8/15/2000) (d)..........................                         1,500,000      1,698,270
Orange County Recovery, COP, Refunding 6%, 7/1/2026 (Insured; MBIA).........                         5,720,000      5,803,741
Otay Municipal Water District (Improvement District Number 27) 6.70%, 9/1/2022                       2,000,000      2,056,040
Palm Desert (Assessment District Number 94-1) 7.625%, 9/2/2019..............                         1,920,000      1,976,755
Port Oakland, Special Facilities Revenue (Mitsui O.S.K. Lines Limited)
    6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) (a).....................                         3,000,000      3,148,590
Richmond Joint Powers Financing Authority, Revenue
    7.25%, 5/15/2013 (Prerefunded 5/15/2000) (d)............................                         2,000,000      2,214,900
Sacramento County, Special Tax (Community Facilities District Number 1)
    8.25%, 12/1/2020........................................................                         5,610,000      6,009,376
San Bernardino, Health Care Systems Revenue (Sisters of Charity) 7%, 7/1/2021                        2,000,000      2,236,240
San Diego Public Facilities Financing Authority, Sewer Revenue:
    5%, 5/15/2020 (Insured; FGIC)...........................................                         6,000,000      5,468,940
    5%, 5/15/2025 (Insured; FGIC)...........................................                        11,125,000     10,053,218
San Francisco City and County Airports Commission, International Airport
Revenue
    5.70%, 5/1/2026 (Insured; MBIA).........................................                         4,000,000      3,935,160
San Jose Redevelopment Agency, Tax Allocation, Refunding
    (Merged Area Redevelopment Project) 6%, 8/1/2008........................                         3,000,000      3,208,530
San Marcos Public Facilities Authority, Revenue, Refunding
    (Public Improvement-Civic Center) 6.20%, 8/1/2022.......................                         3,000,000      2,982,480
San Marcos Unified School District
    (School Facilities Improvement District Number 1)
    5.80%, 11/1/2014 (Insured; AMBAC).......................................                         3,540,000      3,610,411
Simi Valley, Single Family Residential Mortgage Revenue 7.625%, 8/1/2022 (e)                         1,739,784        295,763
Southern California Home Finance Authority, SFMR
    6.90%, 10/1/2024 (Collateralized: FNMA and GNMA)........................                         1,665,000      1,727,537
Southern California Public Power Authority, Power Project Revenue
    (Multiple Projects) 6.75%, 7/1/2011.....................................                         3,750,000      4,217,025
Tehachapi Unified School District, COP (Tompkins Elementary School Project)
    7.80%, 2/1/2021 (Prerefunded 2/1/2001) (d)..............................                         1,000,000      1,125,700

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     SEPTEMBER 30, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT         VALUE
                                                                                                       _______        _______
CALIFORNIA (CONTINUED)
University of California, HR (Davis Medical Center):
    5.75%, 7/1/2013 (Insured; AMBAC)........................................                     $  10,560,000    $10,725,898
    6%, 7/1/2026 (Insured; AMBAC)...........................................                         6,000,000      6,087,840
Valley Health System, HR, Refunding (Improvement Project) 6.50%, 5/15/2015..                         6,250,000      6,178,313
West Covina Redevelopment Agency, Special Tax, Refunding
    (Community Facilities District - Fashion Plaza):
      6%, 9/1/2017..........................................................                         6,000,000      6,017,400
      6%, 9/1/2022..........................................................                         8,325,000      8,308,184
Yolo County Housing Authority, Mortgage Revenue (Walnut Park Apartments)
    7.20%, 8/1/2033 (Insured; FHA)..........................................                         4,150,000      4,342,436
U. S. RELATED-3.7%
Puerto Rico Commonwealth, Refunding 6%, 7/1/2014............................                         5,000,000      5,047,200
Puerto Rico Electric Power Authority, Power Revenue:
    6.50%, 7/1/2006.........................................................                         5,000,000      5,591,300
    7.125%, 7/1/2014........................................................                           540,000        582,482
                                                                                                                      _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $284,635,506)...................                                     $293,294,279
                                                                                                                      =======
SHORT-TERM MUNICIPAL INVESTMENTS-3.2%
California Pollution Control Financing Authority, PCR, Refunding, VRDN
    (Pacific Gas and Electric)
    3.85% (LOC; Bank of America National Trust & Saving Association) (a,f)..                    $    8,500,000  $   8,500,000
Los Angeles County Metropolitan Transportation Authority,
    Sales Tax Revenue, Refunding, VRDN 3.65% (f)............................                         1,100,000      1,100,000
                                                                                                                      _______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $9,600,000)....................                                   $    9,600,000
                                                                                                                      =======
TOTAL INVESTMENTS-100.0% (cost $294,235,506)................................                                     $302,894,279
                                                                                                                      =======

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       LR      Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FNMA          Federal National Mortgage Association                           Insurance Corporation
FHA           Federal Housing Administration                     PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           VRDN    Variable Rate Demand Notes
HR            Hospital Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (G)              OR          MOODY'S             OR         STANDARD & POOR'S           PERCENTAGE OF VALUE
_____                              _____                          __________                    ____________
AAA                                Aaa                            AAA                               40.6%
AA                                 Aa                             AA                                 6.8
A                                  A                              A                                 22.4
BBB                                Baa                            BBB                                9.6
BB                                 Ba                             BB                                  .7
D                                  N/A                            D                                   .6
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                          12.8
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                      6.5
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b) Wholly held by the custodian in a segregated account as collateral for delayed-delivery securities.
    (c)  Purchased on a delayed-delivery basis.
    (d) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (e)  Non-income producing security; interest payments in default.
    (f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (i) At September 30, 1996, 27.1% of the Fund's net assets are insured by MBIA.




See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                          SEPTEMBER 30, 1996
ASSETS:
    Investments in securities, at value
      (cost $294,235,506)-see statement.....................................                                      $302,894,279
    Interest receivable.....................................................                                         4,569,144
    Prepaid expenses........................................................                                            11,274
                                                                                                                       _______
                                                                                                                   307,474,697
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                      $     141,918
    Payable for investment securities purchased.............................                         10,118,754
    Accrued expenses and other liabilities..................................                            416,293     10,676,965
                                                                                                         ______        _______
NET ASSETS  ................................................................                                      $296,797,732
                                                                                                                       =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $282,368,780
    Accumulated undistributed investment income-net.........................                                           426,999
    Accumulated undistributed net realized gain on investments..............                                         5,343,180
    Accumulated net unrealized appreciation on investments-Note 3(b)........                                         8,658,773
                                                                                                                       _______
NET ASSETS at value applicable to 22,225,417 shares outstanding
    (500 million shares of $.001 par value Common Stock authorized).........                                      $296,797,732
                                                                                                                       =======
NET ASSET VALUE, offering and redemption price per share
    ($296,797,732 / 22,225,417 shares)......................................                                            $13.35
                                                                                                                       =======

STATEMENT OF OPERATIONS                                                                         YEAR ENDED SEPTEMBER 30, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                     $  18,741,512
    EXPENSES:
      Management fee-Note 2(a)..............................................                   $  1,865,723
      Shareholder servicing costs-Note 2(b).................................                        329,807
      Professional fees.....................................................                         43,856
      Custodian fees........................................................                         40,300
      Directors' fees and expenses-Note 2(c)................................                         31,020
      Prospectus and shareholders' reports..................................                         24,632
      Registration fees.....................................................                         17,725
      Miscellaneous.........................................................                         22,760
                                                                                                     ______
          TOTAL EXPENSES....................................................                                         2,375,823
                                                                                                                       _______
          INVESTMENT INCOME-NET.............................................                                        16,365,689
                                                                                                                       _______
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                   $  6,662,496
    Net realized (loss) on financial futures................................                       (490,245)
                                                                                                     ______
      NET REALIZED GAIN.....................................................                                         6,172,251
    Net unrealized (depreciation) on investments............................                                        (1,721,041)
                                                                                                                       _______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         4,451,210
                                                                                                                       _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $  20,816,899
                                                                                                                       =======

See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                                            __________________________________
                                                                                               1995                     1996
                                                                                            _______                     ______
OPERATIONS:
    Investment income-net...................................................         $   17,903,962            $   16,365,689
    Net realized gain on investments........................................              2,920,516                 6,172,251
    Net unrealized appreciation (depreciation) on investments for the year..              7,663,008                (1,721,041)
                                                                                            _______                     ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................             28,487,486                20,816,899
                                                                                            _______                     ______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................            (17,856,933)              (15,985,719)
    Net realized gain on investments........................................             (2,098,798)               (3,748,977)
                                                                                            _______                     ______
      TOTAL DIVIDENDS.......................................................            (19,955,731)              (19,734,696)
                                                                                            _______                     ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................            136,023,008               159,413,680
    Dividends reinvested....................................................            13,460,614                 13,771,940
    Cost of shares redeemed.................................................           (187,243,378)             (195,305,564)
                                                                                            _______                     ______
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..............            (37,759,756)              (22,119,944)
                                                                                            _______                     ______
          TOTAL (DECREASE) IN NET ASSETS....................................            (29,228,001)              (21,037,741)
NET ASSETS:
    Beginning of year.......................................................            347,063,474               317,835,473
                                                                                            _______                     ______
    End of year (including undistributed investment income-net:
      $47,029 in 1995 and $426,999 in 1996).................................          $ 317,835,473             $ 296,797,732
                                                                                            =======                     ======
                                                                                            SHARES                    SHARES
                                                                                            _______                     ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................             10,429,450                11,970,554
    Shares issued for dividends reinvested..................................              1,047,791                 1,027,566
    Shares redeemed.........................................................            (14,495,652)              (14,661,989)
                                                                                            _______                     ______
      NET (DECREASE) IN SHARES OUTSTANDING..................................             (3,018,411)               (1,663,869)
                                                                                            =======                     ======





See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                  YEAR ENDED SEPTEMBER 30,
                                                               ____________________________________________________________
PER SHARE DATA:                                                  1992        1993        1994        1995        1996
                                                                 ____        ____        ____        ____        ____
    Net asset value, beginning of year...........              $12.89      $13.33      $14.36      $12.90      $13.30
                                                                 ____        ____        ____        ____        ____
    INVESTMENT OPERATIONS:
    Investment income-net........................                 .85         .82         .78         .73         .70
    Net realized and unrealized gain (loss)
      on investments.............................                 .44        1.11      (1.40)         .48         .19
                                                                 ____        ____        ____        ____        ____
      TOTAL FROM INVESTMENT OPERATIONS...........                1.29        1.93        (.62)       1.21         .89
                                                                 ____        ____        ____        ____        ____
    DISTRIBUTIONS:
    Dividends from investment income-net.........                (.85)       (.82)       (.78)       (.73)       (.68)
    Dividends from net realized gain on investments                 _        (.08)       (.06)       (.08)       (.16)
                                                                 ____        ____        ____        ____        ____
      TOTAL DISTRIBUTIONS........................                (.85)       (.90)       (.84)       (.81)       (.84)
                                                                 ____        ____        ____        ____        ____
    Net asset value, end of year.................              $13.33      $14.36      $12.90      $13.30      $13.35
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................               10.31%      15.04%      (4.43%)      9.82%       6.85%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .37%        .64%        .76%        .76%        .76%
    Ratio of net investment income to
      average net assets.........................                6.47%       5.96%       5.72%       5.66%       5.25%
    Decrease reflected in above expense ratios due
      to undertakings by the Manager.............                 .39%        .11%          -           -           -
    Portfolio Turnover Rate......................               23.97%      30.20%      29.74%      83.31%     164.93%
    Net Assets, end of year (000's Omitted)......            $374,198    $456,429    $347,063    $317,835    $296,798




See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    General California Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the value of the Fund's average daily net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended September 30, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended September 30, 1996, the Fund was charged an aggregate of $185,456 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $83,601 during the period ended September 30, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended September 30, 1996 amounted to $481,249,225 and $504,465,540, respectively.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At September 30, 1996, there were no financial futures contracts outstanding.
    (B) At September 30, 1996, accumulated net unrealized appreciation on investments was $8,658,773, consisting of $11,076,976 gross unrealized appreciation and $2,418,203 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of General California Municipal Bond Fund, Inc., including the statement of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Bond Fund, Inc. at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
October 28, 1996
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended September 30, 1996:
    - all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes), and
    - the Fund hereby designates $.0437 per share as a long-term capital gain distribution of the $.1556 per share paid on December 6, 1995.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.


[Dreyfus lion "d" logo]
GENERAL CALIFORNIA
MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            131AR969
[Dreyfus logo]
General California
Municipal
Bond Fund, Inc.
Annual Report
September 30, 1996